                                                                   EXHIBIT 10.21

                              SECOND AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT


        THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Second Amendment") is made as of December 16, 1999, by and among BANK OF AMERICA, N.A., a national banking association, BANK ONE, NA, KEYBANK NATIONAL ASSOCIATION, a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, LASALLE BANK NATIONAL ASSOCIATION, a national banking association, THE BANK OF NOVA SCOTIA, a Canadian chartered bank (each individually a "Lender" and collectively the "Lenders"), BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (the "Agent"), and SHURGARD STORAGE CENTERS, INC., a Washington corporation ("Borrower").

                                    RECITALS

        A. Lenders, Agent and Borrower are parties to that certain Second Amended and Restated Loan Agreement dated as of September 30, 1999 which was amended by that certain First Amendment to Second Amended and Restated Loan Agreement dated as of September 30, 1999. Such Loan Agreement, as so amended and as amended from time to time, is referred to in this Second Amendment as the "Loan Agreement."

        B. Concurrently with the execution and delivery of this Second Amendment, the parties hereto are entering into two Assignment and Assumption Agreements through which Bank of America, N.A., KeyBank National Association, U.S. Bank National Association and LaSalle Bank National Association (the "Existing Lenders") are assigning and delegating to Bank One, NA and The Bank of Nova Scotia (the "New Lenders") a portion of each Existing Lender's rights and obligations under the Loan Agreement.

        C. The parties hereto are entering into this Second Amendment to add the New Lenders as Lenders under the Loan Agreement and otherwise to conform the Loan Agreement to the assignment and assumption contemplated by such Assignment and Assumption Agreements.

        D. Upon giving effect to this Second Amendment and such Assignment and Assumption Agreements, KeyBank National Association, U.S. Bank National Association and Bank One, NA shall become Co-Agents and Bank of America, N.A. shall become Administrative Agent and Lead Arranger under the Loan Agreement.

        NOW, THEREFORE, Lenders, Agent and Borrower agree as follows:

                                    AGREEMENT

        1. Capitalized Terms. Capitalized terms not otherwise defined in this Second Amendment shall have the meanings set forth in the Loan Agreement.

        2. Amendments to Definitions in Loan Agreement.

                a. The definition of "Agent" shall be amended to read as follows:

                "Agent" means Bank of America as administrative agent and any successor agent selected pursuant to Section 10.6, it being understood and agreed that "Agent" shall not include any co-agents such as KeyBank National Association, U.S. Bank National Association or Bank One, NA unless such co-agents are selected as successor agent pursuant to
        Section 10.6.

                b. The definition of "Commitment" shall be amended to read as follows:

                "Commitment" means Two Hundred Million Dollars ($200,000,000).

                c. The definition of "Lenders" shall be amended to read as follows:

                "Lenders" means Bank of America, N.A., Bank One, NA, KeyBank National Association, U.S. Bank National Association, LaSalle Bank National Association, and The Bank of Nova Scotia, and their respective Successors, and any additional lenders to whom any of the foregoing Lenders assigns its interest in the Loan Documents pursuant to this Agreement.

                d. The definition of "Pro Rata Share" shall be amended to read as follows:

                "Pro Rata Share" means, with respect to each Lender, the percentage set forth opposite such Lender's signature on the signature pages at the end of the Second Amendment.

                e. The following is added as a new definition:

                "Second Amendment" means the Second Amendment to Second Amended and Restated Loan Agreement dated as of December 16, 1999 (the "Second Amendment") among Lenders, Agent and Borrower.

        3. Amendments to Sections in the Loan Agreement.

                a. Notes. The Second sentence of Section 2.6 of the Loan Agreement is amended to read as follows:

                SECTION 2.6 NOTES. Each Lender's Revolving Loans shall be evidenced by a promissory note of Borrower substantially in the form attached to the Second Amendment as Exhibit A-1, A-2, A-3, A-4, A-5 or A-6, as applicable, payable to the order of such Lender, in the face amount of such Lender's Pro Rata Share of the Commitment (the "Notes").

                b. Addition of Lenders. Section 11.13 of the Loan Agreement is hereby deleted.

        4. Commitment Fee. Upon execution of this Second Amendment, Borrower shall pay to each of Bank One, NA and The Bank of Nova Scotia for its own account an amount equal to 0.2% of such Lender's Commitment. Such payment shall satisfy any obligation Borrower may have to such Lenders under clause (i) of
Section 2.8(a) of the Loan Agreement. The other Lenders shall be entitled to retain the full amount previously paid to them under clause (i) of Section 2.8(a) of the Loan Agreement. Amounts owing under clause (ii) of Section 2.8(a) of the Loan Agreement shall be paid to Agent for the account of all Lenders (including the New Lenders) as provided therein.

        5. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Second Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied:

                (a) Delivery of Amendment. Borrower, Agent and each Lender shall have executed and delivered counterparts of this Second Amendment to Agent.

                (b) Delivery of Notes. Borrower shall have executed and delivered the applicable Note to each Lender.

                (c) Consent of Guarantors. Shurgard Texas Limited Partnership, a Washington limited partnership, Shurgard Evergreen Limited Partnership, a Delaware limited partnership, and SSC Evergreen, Inc., a Delaware corporation, shall have executed the Guarantor's Consents attached hereto.

        6. Representations and Warranties. Borrower hereby represents and warrants to Lenders and Agent that each of the representations and warranties set forth in Article 6 of the Loan Agreement is true and correct in each case as if made on and as of the date of this Second Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Loan Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

        7. No Further Amendment. Except as expressly modified by this Second Amendment, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, Borrower expressly reaffirms and ratifies its obligation to pay or reimburse Agent and Lenders on request for all reasonable expenses, including legal fees, actually incurred by Agent or such Lender in connection with the preparation of this Second Amendment, the other amendment documents in connection with this Second Amendment ("Amendment Documents"), and the closing of the transactions contemplated hereby and thereby.

        8. Miscellaneous.

                (a) Entire Agreement. This Second Amendment and the other Amendment Documents comprise the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

                (b) Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Second Amendment.

                (c) Governing Law. This Second Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Washington.

                (d) Oral Agreements Not Enforceable.

        ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

                                    BORROWER:

                                    SHURGARD STORAGE CENTERS, INC.


                                    By  /s/ Harrell Beck
                                      ------------------------------------------
                                    Its   SR VP
                                       -----------------------------------------
                                    Address:   1155 Valley Street
                                               Suite 400
                                               Seattle, WA   98109-4426
                                               Attn:  Chris McKay
                                    Telephone: (206) 652-3854
                                    Telefax:   (206) 652-3710

                                    LENDERS:

Pro Rata Share of
Commitment

                                    BANK OF AMERICA, N.A.

$45,450,001       22.725%
                                    By /s/ William P. Stivers
                                      ------------------------------------------
                                    Its   V.P.
                                       -----------------------------------------
                                    Address:   Bank of America Tower
                                               Floor 11
                                               701 Fifth Avenue
                                               Seattle, WA  98104
                                               Attn:  Robert Peters
                                               Commercial Banking Division
                                    Telephone: (206) 358-3133
                                    Telefax:   (206) 585-1794

                                    BANK ONE, NA

$38,233,333       19.1166665%
                                    By  /s/ Timothy J. Carew
                                      ------------------------------------------
                                    Its   First Vice President
                                       -----------------------------------------
                                    Address:   Bank One, NA
                                               1 Bank One Plaza
                                               Chicago, Ill. 60670
                                               Attn:  Timothy Carew
                                    Telephone: (312) 732-5419
                                    Telefax:   (312) 732-1117

                                    KEYBANK NATIONAL ASSOCIATION

$38,233,333       19.1166665%
                                    By  /s/  Richard J. Ameny, Jr.
                                      ------------------------------------------
                                    Its   Assistant Vice President
                                       -----------------------------------------
                                    Address:      700 Fifth Avenue, Floor 46
                                                  Seattle, WA 98104
                                                  Attn:  Richard J. Ameny, Jr.
                                    Telephone:    (206) 684-6014
                                    Telefax:      (206) 684-6035



                                    U.S. BANK NATIONAL ASSOCIATION

$38,233,333       19.1166665%
                                    By  /s/ Miles Silverthorn
                                       -----------------------------------------
                                    Its   Vice President
                                       -----------------------------------------
                                    Address:      1420 Fifth Avenue,
                                                  Floor 11, WWH733
                                                  Seattle, WA  98101
                                                  Attn:  Miles Silverthorn
                                    Telephone:    (206) 344-4278
                                    Telefax:      (206) 344-2332

                                    LASALLE BANK NATIONAL ASSOCIATION

$29,850,000       14.925%
                                    By /s/ Klay Schmeisser
                                      ------------------------------------------
                                    Its      AVP
                                        ----------------------------------------
                                    Address:      135 South LaSalle Street
                                                  Suite 1225
                                                  Chicago, Illinois 60603
                                                  Attn:  Klay Schmeisser

                                    Telephone:    (312) 904-0647
                                    Telefax:      (312) 904-6991



                                    THE BANK OF NOVA SCOTIA

$10,000,000       5.000%
                                    By  /s/ Michael Brown
                                       -----------------------------------------
                                    Its      VP
                                        ----------------------------------------
                                    Address:      888 S.W. 5th Avenue, Suite 750
                                                  Portland, OR 97204-2078
                                                  Attn:  Patrik Norris
                                    Telephone:    (503) 222-3148
                                    Telefax:      (503) 222-5502



                                     AGENT:

                                     BANK OF AMERICA, N.A.


                                     By /s/ Dora A. Brown
                                       -----------------------------------------
                                     Its   Vice President
                                        ----------------------------------------
                                     Address:   Bank of America, N.A.
                                                701 Fifth Ave., Floor 16
                                                WA1-102-16-20
                                                Seattle, WA  98104-7001
                                                Attn: Agency Management Services
                                     Telephone: (206) 358-0101
                                     Telefax:   (206) 358-0971

                               GUARANTOR'S CONSENT

        Shurgard Texas Limited Partnership, a Washington limited partnership (the "Guarantor"), is a guarantor of the indebtedness, liabilities and obligations of Shurgard Storage Centers, Inc., a Washington corporation (the "Borrower"), under the Second Amended and Restated Loan Agreement referred to in the within and foregoing Second Amendment to Second Amended and Restated Loan Agreement (the "Second Amendment") and the other Loan Documents described in the Loan Agreement. The Guarantor hereby acknowledges that it has received a copy of the Second Amendment and hereby consents to its contents, including all prior and current amendments to the Loan Agreement, and the other Loan Documents described therein (notwithstanding that such consent is not required). The Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Loan Documents shall include the obligations of Borrower under the Loan Documents as amended by the Second Amendment.

DATED:  December 16, 1999

GUARANTOR:                          SHURGARD TEXAS LIMITED PARTNERSHIP,

                                    By: Shurgard Storage Centers, Inc.,
                                        its General Partner


                                        By /s/ Harrell Beck
                                          --------------------------------------
                                          Its   SR. V.P.
                                             -----------------------------------

                               GUARANTOR'S CONSENT

        Shurgard Evergreen Limited Partnership, a Delaware limited partnership (the "Guarantor"), is a guarantor of the indebtedness, liabilities and obligations of Shurgard Storage Centers, Inc., a Washington corporation (the "Borrower"), under the Second Amended and Restated Loan Agreement referred to in the within and foregoing Second Amendment to Second Amended and Restated Loan Agreement (the "Second Amendment") and the other Loan Documents described in the Loan Agreement. The Guarantor hereby acknowledges that it has received a copy of the Second Amendment and hereby consents to its contents, including all prior and current amendments to the Loan Agreement, and the other Loan Documents described therein (notwithstanding that such consent is not required). The Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Loan Documents shall include the obligations of under the Loan Documents as amended by the Second Amendment.

DATED:  December 16, 1999

GUARANTOR:                          SHURGARD EVERGREEN LIMITED PARTNERSHIP,

                                    By: Shurgard Storage Centers, Inc.,
                                        its General Partner


                                        By /s/ Harrell Beck
                                          --------------------------------------
                                          Its   SR. V.P.
                                             -----------------------------------

                               GUARANTOR'S CONSENT

        SSC Evergreen, Inc., a Delaware corporation (the "Guarantor"), is a guarantor of the indebtedness, liabilities and obligations of Shurgard Storage Centers, Inc., a Washington corporation (the "Borrower"), under the Second Amended and Restated Loan Agreement referred to in the within and foregoing Second Amendment to Second Amended and Restated Loan Agreement (the "Second Amendment") and the other Loan Documents described in the Loan Agreement. The Guarantor hereby acknowledges that it has received a copy of the Second Amendment and hereby consents to its contents, including all prior and current amendments to the Loan Agreement, and the other Loan Documents described therein (notwithstanding that such consent is not required). The Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Loan Documents shall include the obligations of Borrower under the Loan Documents as amended by the Second Amendment.

DATED:  December 16, 1999

GUARANTOR:                              SSC EVERGREEN, INC.



                                        By /s/ Harrell Beck
                                          --------------------------------------
                                          Its   SR. V.P.
                                             -----------------------------------

                                   EXHIBIT A-1


                            REVOLVING PROMISSORY NOTE


$45,450,001                                             Date:  December 16, 1999

        FOR VALUE RECEIVED, the undersigned SHURGARD STORAGE CENTERS, INC., a Washington corporation ("Borrower"), hereby promises to pay to the order of BANK OF AMERICA, N.A. ("Lender"), the unpaid principal balance of all Revolving Loans evidenced by this Note in a maximum amount not to exceed Forty-Five Million Four Hundred Fifty Thousand and One Dollars ($45,450,001), together with interest thereon from the date advanced until due as hereinafter provided. This Note replaces that certain Revolving Promissory Note dated September 30, 1999 by Borrower in favor of Lender in the amount of $60,600,000, and is one of the Revolving Notes issued by the Borrower pursuant to that certain Second Amended and Restated Loan Agreement of September 30, 1999 (as the same may be amended, renewed, modified or supplemented from time to time, the "Loan Agreement"), by and among Lender, KeyBank National Association, U.S. Bank National Association, LaSalle Bank National Association, Bank One, NA and The Bank of Nova Scotia as Lenders, Bank of America, N.A., as Agent for the Lenders, and Borrower. Capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement.

        Borrower further agrees as follows:

        1. This Note evidences a revolving line of credit to Borrower from Lender and, subject to the terms and conditions of the Loan Agreement, Borrower may borrow, repay and reborrow up to the maximum principal amount of Forty-Five Million Four Hundred Fifty Thousand and One Dollars ($45,450,001), at any time on or before the Revolving Loan Maturity Date.

        2. Borrower shall repay the principal balance of the Revolving Loans evidenced hereby on or before the Revolving Loan Maturity Date.

        3. Interest shall accrue on the unpaid principal balance of all Revolving Loans evidenced by this Note from the date hereof until due at a per annum rate equal to the Applicable Interest Rate, and if default shall occur in the payment when due of principal of any such Loan, from maturity until it is paid in full at a per annum rate equal to three percent (3%) above the Prime Rate (changing as the Prime Rate changes). Notwithstanding anything herein to the contrary, in no event shall interest accrue at a rate which exceeds the maximum rate permitted by applicable law. Accrued but unpaid interest shall be payable on dates set forth in Section 2.5(a) of the Loan Agreement.

        4. The unpaid principal balance shall be the total amount advanced hereunder, less the amount of the principal payments made hereon. This Note is given to avoid the execution of an individual note for each Revolving Loan by Lender to Borrower.



                                 Exhibit A-1 - 1

        5. All payments of principal and of interest on this Note shall be made to the Agent at its Commercial Loan Processing Center, in U.S. Dollars, as provided in Section 2.7(a) of the Loan Agreement.

        6. Each maker, surety, guarantor and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest as to this Note.

        7. In the event this Note is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay reasonable attorney's fees and collection costs, including all out-of-pocket expenses incurred by Agent or Lenders.

        8. Moneys received from or for account of the Borrower shall be applied in accordance with the terms of the Loan Agreement.

        9. Upon the occurrence of an Event of Default, the entire remaining unpaid balance of the principal and interest may, in accordance with Section 9.2 of the Loan Agreement, be declared to be immediately due and payable.

        10. This Note is issued in connection with and is subject to the terms of the Loan Agreement.

        11. This Note amends, restates and continues that certain Revolving Promissory Note made by Borrower in favor of Lender dated as of May 1, 1998.

                                                  SHURGARD STORAGE CENTERS, INC


                                                  By:___________________________
                                                          Its:__________________



                                 Exhibit A-1 - 2

                                   EXHIBIT A-2


                            REVOLVING PROMISSORY NOTE


$38,233,333                                             Date:  December 16, 1999

                FOR VALUE RECEIVED, the undersigned SHURGARD STORAGE CENTERS, INC., a Washington corporation ("Borrower"), hereby promises to pay to the order of KEYBANK NATIONAL ASSOCIATION ("Lender") the unpaid principal balance of all Revolving Loans evidenced by this Note in a maximum amount not to exceed Thirty-Eight Million Two Hundred Thirty-Three Thousand Three Hundred and Thirty-Three Dollars ($38,233,333), together with interest thereon from the date advanced until due as hereinafter provided. This Note replaces that certain Revolving Promissory Note dated September 30, 1999 by Borrower in favor of Lender in the amount of $49,800,000, and is one of the Revolving Notes issued by the Borrower pursuant to that certain Second Amended and Restated Loan Agreement of September 30, 1999 (as the same may be amended, renewed, modified or supplemented from time to time, the "Loan Agreement"), by and among Lender, Bank of America, N.A., U.S. Bank National Association, LaSalle Bank National Association, Bank One, NA and The Bank of Nova Scotia, as Lenders, Bank of America, N.A., as Agent for the Lenders, and Borrower. Capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement.

        Borrower further agrees as follows:

        1. This Note evidences a revolving line of credit to Borrower from Lender and, subject to the terms and conditions of the Loan Agreement, Borrower may borrow, repay and reborrow up to the maximum principal amount of Thirty-Eight Million Two Hundred Thirty-Three Thousand Three Hundred and Thirty-Three Dollars ($38,233,333), at any time on or before the Revolving Loan Maturity Date.

        2. Borrower shall repay the principal balance of the Revolving Loans evidenced hereby on or before the Revolving Loan Maturity Date.

        3. Interest shall accrue on the unpaid principal balance of all Revolving Loans evidenced by this Note from the date hereof until due at a per annum rate equal to the Applicable Interest Rate, and if default shall occur in the payment when due of principal of any such Loan, from maturity until it is paid in full at a per annum rate equal to three percent (3%) above the Prime Rate (changing as the Prime Rate changes). Notwithstanding anything herein to the contrary, in no event shall interest accrue at a rate which exceeds the maximum rate permitted by applicable law. Accrued but unpaid interest shall be payable on dates set forth in Section 2.5(a) of the Loan Agreement.



                                 Exhibit A-2 - 1

        4. The unpaid principal balance shall be the total amount advanced hereunder, less the amount of the principal payments made hereon. This Note is given to avoid the execution of an individual note for each Revolving Loan by Lender to Borrower.

        5. All payments of principal and of interest on this Note shall be made to the Agent at its Commercial Loan Processing Center, in U.S. Dollars, as provided in Section 2.7(a) of the Loan Agreement.

        6. Each maker, surety, guarantor and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest as to this Note.

        7. In the event this Note is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay reasonable attorney's fees and collection costs, including all out-of-pocket expenses incurred by Agent or Lenders.

        8. Moneys received from or for account of the Borrower shall be applied in accordance with the terms of the Loan Agreement.

        9. Upon the occurrence of an Event of Default, the entire remaining unpaid balance of the principal and interest may, in accordance with Section 9.2 of the Loan Agreement, be declared to be immediately due and payable.

        10. This Note is issued in connection with and is subject to the terms of the Loan Agreement.

        11. This Note amends, restates and continues that certain Revolving Promissory Note made by Borrower in favor of Lender dated as of May 1, 1998.

                                             SHURGARD STORAGE CENTERS, INC.


                                             By:________________________________
                                                Its:____________________________


                                Exhibit A-2 - 2

                                   EXHIBIT A-3


                            REVOLVING PROMISSORY NOTE


$38,233,333                                             Date:  December 16, 1999

        FOR VALUE RECEIVED, the undersigned SHURGARD STORAGE CENTERS, INC., a Washington corporation ("Borrower"), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION ("Lender") the unpaid principal balance of all Revolving Loans evidenced by this Note in a maximum amount not to exceed Thirty-Eight Million Two Hundred Thirty Three Thousand Three Hundred and Thirty-Three Dollars ($38,233,333), together with interest thereon from the date advanced until due as hereinafter provided. This Note replaces that certain Revolving Promissory Note dated September 30, 1999 by Borrower in favor of Lender in the amount of $49,800,000, and is one of the Revolving Notes issued by the Borrower pursuant to that certain Second Amended and Restated Loan Agreement of September 30, 1999 (as the same may be amended, renewed, modified or supplemented from time to time, the "Loan Agreement"), by and among Lender, Bank of America, N.A., KeyBank National Association, LaSalle Bank National Association, Bank One, NA and The Nova Scotia Bank, as Lenders, Bank of America, N.A., as Agent for the Lenders, and Borrower. Capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement.

        Borrower further agrees as follows:

        1. This Note evidences a revolving line of credit to Borrower from Lender and, subject to the terms and conditions of the Loan Agreement, Borrower may borrow, repay and reborrow up to the maximum principal amount of Thirty-Eight Million Two Hundred Thirty-Three Thousand Three Hundred and Thirty-Three Dollars ($38,233,333), at any time on or before the Revolving Loan Maturity Date.

        2. Borrower shall repay the principal balance of the Revolving Loans evidenced hereby on or before the Revolving Loan Maturity Date.

        3. Interest shall accrue on the unpaid principal balance of all Revolving Loans evidenced by this Note from the date hereof until due at a per annum rate equal to the Applicable Interest Rate, and if default shall occur in the payment when due of principal of any such Loan, from maturity until it is paid in full at a per annum rate equal to three percent (3%) above the Prime Rate (changing as the Prime Rate changes). Notwithstanding anything herein to the contrary, in no event shall interest accrue at a rate which exceeds the maximum rate permitted by applicable law. Accrued but unpaid interest shall be payable on dates set forth in Section 2.5(a) of the Loan Agreement.

        4. The unpaid principal balance shall be the total amount advanced hereunder, less the amount of the principal payments made hereon. This Note is given to avoid the execution of an individual note for each Revolving Loan by Lender to Borrower.



                                 Exhibit A-3 - 1

        5. All payments of principal and of interest on this Note shall be made to the Agent at its Commercial Loan Processing Center, in U.S. Dollars, as provided in Section 2.7(a) of the Loan Agreement.

        6. Each maker, surety, guarantor and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest as to this Note.

        7. In the event this Note is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay reasonable attorney's fees and collection costs, including all out-of-pocket expenses incurred by Agent or Lenders.

        8. Moneys received from or for account of the Borrower shall be applied in accordance with the terms of the Loan Agreement.

        9. Upon the occurrence of an Event of Default, the entire remaining unpaid balance of the principal and interest may, in accordance with Section 9.2 of the Loan Agreement, be declared to be immediately due and payable.

        10. This Note is issued in connection with and is subject to the terms of the Loan Agreement.

        11. This Note amends, restates and continues that certain Revolving Promissory Note made by Borrower in favor of Lender dated as of May 1, 1998.

                                             SHURGARD STORAGE CENTERS, INC.


                                             By:________________________________
                                                Its:____________________________



                                Exhibit A-3 - 2

                                   EXHIBIT A-4


                            REVOLVING PROMISSORY NOTE


$29,850,000                                             Date:  December 16, 1999

        FOR VALUE RECEIVED, the undersigned SHURGARD STORAGE CENTERS, INC., a Washington corporation ("Borrower"), hereby promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION ("Lender") the unpaid principal balance of all Revolving Loans evidenced by this Note in a maximum amount not to exceed Twenty-Nine Million Eight Hundred Fifty Thousand Dollars ($29,850,000), together with interest thereon from the date advanced until due as hereinafter provided. This Note replaces that certain Revolving Promissory Note dated September 30, 1999 by Borrower in favor of Lender in the amount of $39,800,000, and is one of the Revolving Notes issued by the Borrower pursuant to that certain Second Amended and Restated Loan Agreement of September 30, 1999 (as the same may be amended, renewed, modified or supplemented from time to time, the "Loan Agreement"), by and among Lender, Bank of America, N.A., KeyBank National Association, U.S. Bank National Association, Bank One, NA and The Bank of Nova Scotia, as Lenders, Bank of America, N.A., as Agent for the Lenders, and Borrower. Capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement.

        Borrower further agrees as follows:

        1. This Note evidences a revolving line of credit to Borrower from Lender and, subject to the terms and conditions of the Loan Agreement, Borrower may borrow, repay and reborrow up to the maximum principal amount of Twenty-Nine Million Eight Hundred Fifty Thousand Dollars ($29,850,000), at any time on or before the Revolving Loan Maturity Date.

        2. Borrower shall repay the principal balance of the Revolving Loans evidenced hereby on or before the Revolving Loan Maturity Date.

        3. Interest shall accrue on the unpaid principal balance of all Revolving Loans evidenced by this Note from the date hereof until due at a per annum rate equal to the Applicable Interest Rate, and if default shall occur in the payment when due of principal of any such Loan, from maturity until it is paid in full at a per annum rate equal to three percent (3%) above the Prime Rate (changing as the Prime Rate changes). Notwithstanding anything herein to the contrary, in no event shall interest accrue at a rate which exceeds the maximum rate permitted by applicable law. Accrued but unpaid interest shall be payable on dates set forth in Section 2.5(a) of the Loan Agreement.

        4. The unpaid principal balance shall be the total amount advanced hereunder, less the amount of the principal payments made hereon. This Note is given to avoid the execution of an individual note for each Revolving Loan by Lender to Borrower.


                                Exhibit A-4 - 1

        5. All payments of principal and of interest on this Note shall be made to the Agent at its Commercial Loan Processing Center, in U.S. Dollars, as provided in Section 2.7(a) of the Loan Agreement.

        6. Each maker, surety, guarantor and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest as to this Note.

        7. In the event this Note is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay reasonable attorney's fees and collection costs, including all out-of-pocket expenses incurred by Agent or Lenders.

        8. Moneys received from or for account of the Borrower shall be applied in accordance with the terms of the Loan Agreement.

        9. Upon the occurrence of an Event of Default, the entire remaining unpaid balance of the principal and interest may, in accordance with Section 9.2 of the Loan Agreement, be declared to be immediately due and payable.

        10. This Note is issued in connection with and is subject to the terms of the Loan Agreement.

        11. This Note amends, restates and continues that certain Revolving Promissory Note made by Borrower in favor of Lender dated as of May 1, 1998.

                                             SHURGARD STORAGE CENTERS, INC.


                                             By:________________________________
                                                Its:____________________________



                                Exhibit A-4 - 2

                                   EXHIBIT A-5


                            REVOLVING PROMISSORY NOTE


$38,233,333                                             Date:  December 16, 1999

        FOR VALUE RECEIVED, the undersigned SHURGARD STORAGE CENTERS, INC., a Washington corporation ("Borrower"), hereby promises to pay to the order of BANK ONE, NA ("Lender") the unpaid principal balance of all Revolving Loans evidenced by this Note in a maximum amount not to exceed Thirty-Eight Million Two Hundred Thirty-Three Thousand Dollars ($38,233,333), together with interest thereon from the date advanced until due as hereinafter provided. This Note is one of the Revolving Notes issued by the Borrower pursuant to that certain Second Amended and Restated Loan Agreement of September 30, 1999 (as the same may be amended, renewed, modified or supplemented from time to time, the "Loan Agreement"), by and among Lender, Bank of America, N.A., KeyBank National Association, U.S. Bank National Association, LaSalle Bank National Association and The Bank of Nova Scotia, as Lenders, Bank of America, N.A., as Agent for the Lenders, and Borrower. Capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement.

        Borrower further agrees as follows:

        1. This Note evidences a revolving line of credit to Borrower from Lender and, subject to the terms and conditions of the Loan Agreement, Borrower may borrow, repay and reborrow up to the maximum principal amount of Thirty-Eight Million Two Hundred and Thirty-Three Thousand Three Hundred and Thirty-Three Thousand Dollars ($38,233,333), at any time on or before the Revolving Loan Maturity Date.

        2. Borrower shall repay the principal balance of the Revolving Loans evidenced hereby on or before the Revolving Loan Maturity Date.

        3. Interest shall accrue on the unpaid principal balance of all Revolving Loans evidenced by this Note from the date hereof until due at a per annum rate equal to the Applicable Interest Rate, and if default shall occur in the payment when due of principal of any such Loan, from maturity until it is paid in full at a per annum rate equal to three percent (3%) above the Prime Rate (changing as the Prime Rate changes). Notwithstanding anything herein to the contrary, in no event shall interest accrue at a rate which exceeds the maximum rate permitted by applicable law. Accrued but unpaid interest shall be payable on dates set forth in Section 2.5(a) of the Loan Agreement.


                                Exhibit A-5 - 1

        4. The unpaid principal balance shall be the total amount advanced hereunder, less the amount of the principal payments made hereon. This Note is given to avoid the execution of an individual note for each Revolving Loan by Lender to Borrower.

        5. All payments of principal and of interest on this Note shall be made to the Agent at its Commercial Loan Processing Center, in U.S. Dollars, as provided in Section 2.7(a) of the Loan Agreement.

        6. Each maker, surety, guarantor and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest as to this Note.

        7. In the event this Note is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay reasonable attorney's fees and collection costs, including all out-of-pocket expenses incurred by Agent or Lenders.

        8. Moneys received from or for account of the Borrower shall be applied in accordance with the terms of the Loan Agreement.

        9. Upon the occurrence of an Event of Default, the entire remaining unpaid balance of the principal and interest may, in accordance with Section 9.2 of the Loan Agreement, be declared to be immediately due and payable.

        10. This Note is issued in connection with and is subject to the terms of the Loan Agreement.

                                             SHURGARD STORAGE CENTERS, INC.


                                             By:________________________________
                                                Its:____________________________



                                Exhibit A-5 - 2

                                   EXHIBIT A-6


                            REVOLVING PROMISSORY NOTE


$10,000,000                                             Date:  December 16, 1999

        FOR VALUE RECEIVED, the undersigned SHURGARD STORAGE CENTERS, INC., a Washington corporation ("Borrower"), hereby promises to pay to the order of THE BANK OF NOVA SCOTIA ("Lender") the unpaid principal balance of all Revolving Loans evidenced by this Note in a maximum amount not to exceed Ten Million Dollars ($10,000,000), together with interest thereon from the date advanced until due as hereinafter provided. This Note is one of the Revolving Notes issued by the Borrower pursuant to that certain Second Amended and Restated Loan Agreement of September 30, 1999 (as the same may be amended, renewed, modified or supplemented from time to time, the "Loan Agreement"), by and among Lender, Bank of America, N.A., KeyBank National Association, U.S. Bank National Association, LaSalle Bank National Association and Bank One, NA, as Lenders, Bank of America, N.A., as Agent for the Lenders, and Borrower. Capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement.

        Borrower further agrees as follows:

        1. This Note evidences a revolving line of credit to Borrower from Lender and, subject to the terms and conditions of the Loan Agreement, Borrower may borrow, repay and reborrow up to the maximum principal amount of Ten Million Dollars ($10,000,000), at any time on or before the Revolving Loan Maturity Date.

        2. Borrower shall repay the principal balance of the Revolving Loans evidenced hereby on or before the Revolving Loan Maturity Date.

        3. Interest shall accrue on the unpaid principal balance of all Revolving Loans evidenced by this Note from the date hereof until due at a per annum rate equal to the Applicable Interest Rate, and if default shall occur in the payment when due of principal of any such Loan, from maturity until it is paid in full at a per annum rate equal to three percent (3%) above the Prime Rate (changing as the Prime Rate changes). Notwithstanding anything herein to the contrary, in no event shall interest accrue at a rate which exceeds the maximum rate permitted by applicable law. Accrued but unpaid interest shall be payable on dates set forth in Section 2.5(a) of the Loan Agreement.

        4. The unpaid principal balance shall be the total amount advanced hereunder, less the amount of the principal payments made hereon. This Note is given to avoid the execution of an individual note for each Revolving Loan by Lender to Borrower.


                                Exhibit A-6 - 1

        5. All payments of principal and of interest on this Note shall be made to the Agent at its Commercial Loan Processing Center, in U.S. Dollars, as provided in Section 2.7(a) of the Loan Agreement.

        6. Each maker, surety, guarantor and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest as to this Note.

        7. In the event this Note is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay reasonable attorney's fees and collection costs, including all out-of-pocket expenses incurred by Agent or Lenders.

        8. Moneys received from or for account of the Borrower shall be applied in accordance with the terms of the Loan Agreement.

        9. Upon the occurrence of an Event of Default, the entire remaining unpaid balance of the principal and interest may, in accordance with Section 9.2 of the Loan Agreement, be declared to be immediately due and payable.

        10. This Note is issued in connection with and is subject to the terms of the Loan Agreement.

                                             SHURGARD STORAGE CENTERS, INC.


                                             By:________________________________
                                                Its:____________________________



                                Exhibit A-6 - 2